SL GREEN
REALTY CORP.

THIRD QUARTER 2024
SUPPLEMENTAL DATA

September 30, 2024

MetLife

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, debt investing, financing, development, redevelopment, construction and leasing.
As of September 30, 2024, the Company held interests in 55 buildings totaling 31.8 million square feet. This included ownership interests in 28.1 million square feet in Manhattan buildings and 2.8 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, occupancy, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2024 that will be included on Form 10-Q to be filed on or before November 12, 2024.

Supplemental Information	2	Third Quarter 2024

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	18

Selected Financial Data	20	-	23

Debt Summary Schedule	24	-	26

Derivative Summary Schedule	27

Lease Liability Schedule	28

Debt and Preferred Equity Investments	29	-	31

Selected Property Data
Property Portfolio	32	-	36
Largest Tenants	37
Tenant Diversification	38
Leasing Activity	39	-	40
Lease Expirations	41	-	43

Summary of Real Estate Acquisition/Disposition Activity	44	-	48

Non-GAAP Disclosures and Reconciliations	49

Analyst Coverage	52

Executive Management	53

Supplemental Information	3	Third Quarter 2024

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition of a property.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Third Quarter 2024

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2024 are as follows:

Added to Same-Store in 2024:	Removed from Same-Store in 2024:
885 Third Avenue	717 Fifth Avenue (disposed)
450 Park Avenue	719 Seventh Avenue (ASP)
Worldwide Plaza (ASP)
115 Spring Street (ASP)
11 West 34th Street (ASP)
650 Fifth Avenue (ASP)
1552-1560 Broadway (ASP)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and/or economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Third Quarter 2024

THIRD QUARTER 2024 HIGHLIGHTS Unaudited

NEW YORK, October 16, 2024 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net loss attributable to common stockholders for the quarter ended September 30, 2024 of $13.3 million and $0.21 per share as compared to a net loss of $24.0 million and $0.38 per share for the same quarter in 2023.
The Company also reported net loss attributable to common stockholders for the nine months ended September 30, 2024 of $2.3 million and $0.06 per share as compared to a net loss of $423.9 million and $6.63 per share for the same period in 2023.
The Company reported FFO for the quarter ended September 30, 2024 of $78.6 million and $1.13 per share, or $87.6 million and $1.26 per share, net of $9.0 million, or $0.13 per share, of non-recurring, non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $87.7 million and $1.27 per share for the same period in 2023.
The Company also reported FFO for the nine months ended September 30, 2024 of $437.9 million and $6.30 per share, which includes $190.1 million, or $2.74 per share, of gains on discounted debt extinguishments at 2 Herald Square, 280 Park Avenue, and 719 Seventh Avenue as offset by $2.5 million, or $0.04 per share, of negative non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $291.6 million and $4.23 per share for the same period in 2023.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, increased by 1.7% for the third quarter of 2024, or 2.9% excluding lease termination income, as compared to the same period in 2023.
Same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, increased by 0.6% for the nine months ended September 30, 2024, and increased 0.1% excluding lease termination income, as compared to the same period in 2023.
During the third quarter of 2024, the Company signed 42 office leases in its Manhattan office portfolio totaling 763,755 square feet. The average rent on the Manhattan office leases signed in the third quarter of 2024, excluding leases signed at One Vanderbilt and One Madison, was $102.49 per rentable square foot with an average lease term of 11.4 years and average tenant concessions of 12.2 months of free rent with a tenant improvement allowance of $114.90 per rentable square foot. Twenty-five leases comprising 566,138 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $107.13 per rentable square foot, representing a 10.8% increase over the previous fully escalated rents on the same office spaces.
During the nine months ended September 30, 2024, the Company signed 140 office leases in its Manhattan office portfolio totaling 1,817,928 square feet. The average rent on the Manhattan office leases signed in 2024, excluding leases signed at One Vanderbilt and One Madison, was $93.13 per rentable square foot with an average lease term of 9.3 years and average tenant concessions of 9.3 months of free rent with a tenant improvement allowance of $86.50 per rentable square foot. Seventy-eight leases comprising 1,126,854 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $100.82 per rentable square foot, representing a 8.2% increase over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio increased to 90.1% as of September 30, 2024, inclusive of 350,286 square feet of leases signed but not yet commenced, as compared to 89.6% at the end of the previous quarter. The Company expects to increase Manhattan same-store office occupancy, inclusive of leases signed but not yet commenced, to 92.5% by December 31, 2024.
Significant leasing activity in the third quarter and to date in October includes:
•Early renewal and expansion with Bloomberg, L.P. for 924,876 square feet at 919 Third Avenue;
•Early renewal and expansion with Ares Management LLC for 307,336 square feet at 245 Park Avenue;

Supplemental Information	6	Third Quarter 2024

THIRD QUARTER 2024 HIGHLIGHTS Unaudited

•Early renewal and expansion with Industrial and Commercial Bank of China Limited, New York Branch for 132,938 square feet at 1185 Avenue of the Americas;
•Renewal with SP Plus Corporation for 64,926 square feet at 555 West 57th Street;
•Early renewal with Golenbock Eiseman Assor Bell & Peskeoe LLP for 38,050 square feet at 711 Third Avenue;
•Two early renewal and expansions of 51,960 and 34,640 square feet with Berkley Research Group, LLC and Mirae Asset Securities (USA), Inc., respectively, at 810 Seventh Avenue;
•New lease with TD Bank, N.A. for 26,225 square feet at 125 Park Avenue;
•New lease with Penton Learning Systems, LLC for 22,422 square feet at 420 Lexington Avenue; and
•Early renewal with Renaissance Technologies LLC for 20,010 square feet at 800 Third Avenue.
Investment Activity
In July, the Company closed on the previously announced sale of the Palisades Premier Conference Center for $26.3 million plus certain fees payable to the Company. The Company took control of the property in July 2023 in partial satisfaction of a legal judgement. The transaction generated net proceeds to the Company of $19.8 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity portfolio was $503.8 million at September 30, 2024, including $209.9 million representing the Company's share of the preferred equity investment in 625 Madison Avenue that is accounted for as an unconsolidated joint venture. The portfolio had a weighted average current yield of 7.4% as of September 30, 2024, or 8.7% excluding the effect of a $50.0 million investment that is on non-accrual.
During the third quarter of 2024, the Company invested $108.9 million in real estate debt and commercial mortgage-backed securities.

Financing Activity
In July, together with our joint venture partner, closed on a modification and extension of the $505.4 million mortgage on 220 East 42nd Street. The modification included a paydown of the principal balance by $9.0 million to $496.4 million and extended the maturity date to December 2027. The interest rate was maintained at 2.75% over Term SOFR, which the joint venture fixed at 6.77% through the extended maturity date.
The Company has completed $2.6 billion of strategic debt modifications and extensions across its portfolio pursuant to its strategy to refinance, modify or extend at least $5.0 billion of existing debt.
Special Servicing and Asset Management Activity
The Company further expanded its special servicing business with active assignments now totaling $5.0 billion and an additional $6.8 billion of assignments where the Company has been designated as special servicer on assets that are not currently in special servicing. Since inception, the Company's cumulative special servicing and asset management appointments total $20.1 billion.
Institutional Investor Conference
The Company will host its Annual Institutional Investor Conference on Monday, December 9, 2024 beginning at 9:00 AM ET. The event will be held in-person, by invitation only. The presentation will be available online via audio webcast, in listen only mode, and the accompanying presentation materials can be accessed in the Investors section of the SL Green Realty Corp. website at www.slgreen.com on the day of the conference. An audio replay of the presentation will be available in the Investors section of the SL Green Realty Corp. website following the conference.
For more information about the event, please email SLG2024@slgreen.com.

Supplemental Information	7	Third Quarter 2024

THIRD QUARTER 2024 HIGHLIGHTS Unaudited

Dividends
In the third quarter of 2024, the Company declared:
•Three monthly ordinary dividends on its outstanding common stock of $0.25 per share, which were paid in cash on August 15, September 16, and October 15, 2024, equating to an annualized dividend of $3.00 per share of common stock; and
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period July 15, 2024 through and including October 14, 2024, which was paid in cash on October 15, 2024 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, October 17, 2024, at 2:00 pm ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register.vevent.com/register/BI244a0311fb7043b5ac804fc1ac187dcb.

Supplemental Information	8	Third Quarter 2024

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted	$(0.21)	$(0.04)	$0.20	$(2.45)	$(0.38)
Funds from operations (FFO) available to common stockholders - diluted	$1.13	$2.05	$3.07	$0.72	$1.27

Common Share Price & Dividends
Closing price at the end of the period	$69.61	$56.64	$55.13	$45.17	$37.30
Closing high price during period	$72.21	$57.38	$55.13	$48.00	$41.47
Closing low price during period	$54.99	$48.32	$42.45	$29.25	$29.79
Annual dividend per common share	$3.00	$3.00	$3.00	$3.00	$3.25

FFO dividend payout ratio (trailing 12 months)	43.6%	43.7%	48.8%	65.2%	57.1%
Funds available for distribution (FAD) dividend payout ratio (trailing 12 months)	53.1%	54.2%	63.8%	97.3%	89.4%

Common Shares & Units
Common shares outstanding	65,235	64,814	64,806	64,726	64,398
Units outstanding	4,474	4,299	4,417	3,949	4,139
Total common shares and units outstanding	69,709	69,113	69,223	68,675	68,537

Weighted average common shares and units outstanding - basic	67,999	68,740	68,767	68,014	68,296
Weighted average common shares and units outstanding - diluted	69,733	70,180	70,095	69,300	69,105

Market Capitalization
Market value of common equity	$4,852,443	$3,914,560	$3,816,264	$3,102,050	$2,556,430
Liquidation value of preferred equity/units	396,730	396,730	396,500	396,500	396,500
Consolidated debt	3,833,798	3,639,892	3,801,378	3,507,386	3,368,872
Consolidated market capitalization	$9,082,971	$7,951,182	$8,014,142	$7,005,936	$6,321,802
SLG share of unconsolidated JV debt	6,876,416	6,866,190	7,087,348	7,352,275	7,345,740
Market capitalization including SLG share of unconsolidated JVs	$15,959,387	$14,817,372	$15,101,490	$14,358,211	$13,667,542

Consolidated debt service coverage (trailing 12 months)	3.36x	3.26x	2.82x	2.27x	2.31x
Consolidated fixed charge coverage (trailing 12 months)	2.72x	2.63x	2.32x	1.88x	1.94x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.73x	1.69x	1.59x	1.41x	1.49x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.58x	1.54x	1.44x	1.28x	1.35x

Supplemental Information	9	Third Quarter 2024

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023

Selected Balance Sheet Data
Real estate assets before depreciation	$6,289,894	$6,264,757	$6,260,955	$6,102,864	$6,039,003
Investments in unconsolidated joint ventures	$2,871,683	$2,895,399	$2,984,786	$2,983,313	$3,152,752
Debt and preferred equity investments	$293,924	$290,487	$352,347	$346,745	$334,327
Cash and cash equivalents	$188,216	$199,501	$196,035	$221,823	$189,750
Investment in marketable securities	$16,522	$16,593	$10,673	$9,591	$9,616

Total assets	$10,216,072	$9,548,652	$9,764,292	$9,531,181	$9,690,582

Consolidated fixed rate & hedged debt	$3,287,898	$3,039,399	$3,040,885	$3,237,386	$3,248,724
Consolidated variable rate debt	485,000	540,000	650,000	160,000	10,148
Consolidated ASP debt	60,900	60,493	110,493	110,000	110,000
Total consolidated debt	$3,833,798	$3,639,892	$3,801,378	$3,507,386	$3,368,872
Deferred financing costs, net of amortization	(12,903)	(14,304)	(15,875)	(16,639)	(18,340)
Total consolidated debt, net	$3,820,895	$3,625,588	$3,785,503	$3,490,747	$3,350,532

Total liabilities	$6,135,743	$5,358,337	$5,521,908	$5,270,704	$5,168,616

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$8,975,687	$8,720,916	$8,418,284	$8,703,587	$8,719,794
Variable rate debt, including SLG share of unconsolidated JV debt (1)	732,761	785,013	1,429,640	964,467	818,474
ASP debt, including SLG share of unconsolidated ASP JV debt	1,001,766	1,000,153	1,040,802	1,191,607	1,176,344
Total debt, including SLG share of unconsolidated JV debt	$10,710,214	$10,506,082	$10,888,726	$10,859,661	$10,714,612

Selected Operating Data
Property operating revenues	$156,933	$150,632	$141,504	$151,357	$150,991
Property operating expenses	(86,701)	(84,759)	(81,619)	(86,467)	(88,033)
Property NOI	$70,232	$65,873	$59,885	$64,890	$62,958
SLG share of unconsolidated JV Property NOI	122,936	117,506	116,741	119,506	126,661
Property NOI, including SLG share of unconsolidated JV Property NOI	$193,168	$183,379	$176,626	$184,396	$189,619
SUMMIT Operator revenue	36,437	32,602	25,604	35,240	35,069
Investment income, including SLG share of unconsolidated JV	10,089	7,911	7,403	7,176	10,010
Interest income from real estate loans held by consolidated securitization vehicles, net	1,441	—	—	—	—
Other income, including SLG share of unconsolidated JV	26,894	35,077	17,162	17,983	25,746
Gain (loss) on early extinguishment of debt, including SLG share of unconsolidated JV	—	48,482	141,664	(870)	—
SUMMIT Operator expenses	(37,901)	(23,188)	(21,858)	(24,887)	(32,801)
Transaction costs, including SLG share of unconsolidated JVs	(171)	(76)	(16)	(16)	(166)
Marketing general & administrative expenses	(21,015)	(20,032)	(21,313)	(42,257)	(22,873)
Income taxes	1,406	1,230	606	737	(544)
EBITDAre	$210,348	$265,385	$325,878	$177,502	$204,060

(1) Does not reflect floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	Third Quarter 2024

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023

Selected Operating Data
Property operating revenues	$151,886	$145,369	$136,869	$145,542	$145,547
Property operating expenses	73,841	73,436	70,223	73,799	78,271
Property NOI	$78,045	$71,933	$66,646	$71,743	$67,276

Other income - consolidated	$2,967	$2,270	$2,136	$2,190	$3,285

SLG share of property NOI from unconsolidated JVs	$123,401	$117,384	$116,617	$120,572	$126,531

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	14	14	14	13	13
Unconsolidated office buildings in service	10	10	10	12	12
	24	24	24	25	25

Consolidated office buildings in service - square footage	8,753,441	8,753,441	8,753,441	8,399,141	8,399,141
Unconsolidated office buildings in service - square footage	13,009,149	13,009,149	13,009,149	15,412,174	15,412,174
	21,762,590	21,762,590	21,762,590	23,811,315	23,811,315

Same-Store office occupancy inclusive of leases signed not yet commenced	90.1%	89.6%	89.2%	89.8%	89.9%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	29	30	31	20	21
Renewal leases commenced	17	12	19	6	22
Total office leases commenced	46	42	50	26	43

Commenced office square footage filling vacancy	179,200	195,953	109,576	37,718	80,485
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	540,288	211,251	280,879	235,703	218,964
Total office square footage commenced	719,488	407,204	390,455	273,421	299,449

Average starting cash rent psf - office leases commenced	$106.76	$96.79	$75.11	$107.62	$82.96
Previous escalated cash rent psf - office leases commenced (3)	$95.44	$100.86	$76.02	$102.55	$86.10
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	11.9%	(4.0)%	(1.2)%	4.9%	(3.6)%
Average lease term	10.5	11.9	7.0	11.5	4.9
Tenant concession packages psf	$103.37	$105.17	$52.48	$102.43	$33.25
Free rent months	11.5	10.0	7.3	10.3	5.0

(1) Property data for operating buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	11	Third Quarter 2024

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,134,432	$1,134,432	$1,150,681	$1,092,671	$1,090,370
Building and improvements	3,781,403	3,743,316	3,729,884	3,655,624	3,605,247
Building leasehold and improvements	1,374,059	1,365,423	1,358,851	1,354,569	1,343,386
	6,289,894	6,243,171	6,239,416	6,102,864	6,039,003
Less: accumulated depreciation	(2,084,755)	(2,041,102)	(2,005,893)	(1,968,004)	(1,935,594)
Net real estate	4,205,139	4,202,069	4,233,523	4,134,860	4,103,409

Other real estate investments:
Debt and preferred equity investments, net (1)	293,924	290,487	352,347	346,745	334,327
Investment in unconsolidated joint ventures	2,871,683	2,895,399	2,984,786	2,983,313	3,152,752

Assets held for sale, net	—	21,615	21,586	—	—
Cash and cash equivalents	188,216	199,501	196,035	221,823	189,750
Restricted cash	126,909	116,310	122,461	113,696	119,573
Investment in marketable securities	16,522	16,593	10,673	9,591	9,616
Tenant and other receivables	53,628	41,202	38,659	33,270	37,295
Related party receivables	13,077	8,127	12,229	12,168	9,723
Deferred rents receivable	266,606	266,596	267,969	264,653	262,808
Deferred costs, net	105,646	107,163	109,296	111,463	108,370
Right-of-use assets - operating leases	870,782	875,878	880,926	885,929	890,888
Real estate loans held by consolidated securitization vehicles	713,218	—	—	—	—
Other assets	490,722	507,712	533,802	413,670	472,071

Total Assets	$10,216,072	$9,548,652	$9,764,292	$9,531,181	$9,690,582

(1) This balance excludes a $205.2 million preferred equity investment included in the Investment in unconsolidated joint ventures line item.

Supplemental Information	12	Third Quarter 2024

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Liabilities
Mortgages and other loans payable	$1,648,798	$1,649,892	$1,701,378	$1,497,386	$1,518,872
Unsecured term loans	1,250,000	1,250,000	1,250,000	1,250,000	1,250,000
Unsecured notes	100,000	100,000	100,000	100,000	100,000
Revolving credit facility	735,000	540,000	650,000	560,000	400,000
Deferred financing costs	(12,903)	(14,304)	(15,875)	(16,639)	(18,340)
Total debt, net of deferred financing costs	3,720,895	3,525,588	3,685,503	3,390,747	3,250,532
Accrued interest payable	22,825	20,083	23,217	17,930	17,934
Accounts payable and accrued expenses	125,377	121,050	101,495	153,164	146,332
Deferred revenue	154,700	153,660	157,756	134,053	136,063
Lease liability - financing leases	106,518	106,187	105,859	105,531	105,198
Lease liability - operating leases	815,238	819,439	823,594	827,692	887,412
Dividends and distributions payable	20,147	20,088	20,135	20,280	21,725
Security deposits	56,297	58,002	56,398	49,906	50,071
Liabilities related to assets held for sale	—	10,424	10,649	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Senior obligations of consolidated securitization vehicles	603,902	—	—	—	—
Other liabilities	409,844	423,816	437,302	471,401	453,349
Total Liabilities	6,135,743	5,358,337	5,521,908	5,270,704	5,168,616

Noncontrolling interests in Operating Partnership
(4,474 units outstanding at 9/30/2024)	293,593	265,823	272,235	238,051	248,222
Preferred units	166,731	166,731	166,501	166,501	166,501

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 66,295
issued and outstanding at 9/30/2024, including 1,060 shares held in treasury	663	660	660	660	656
Additional paid–in capital	3,866,088	3,836,751	3,831,130	3,826,452	3,813,758
Treasury stock at cost	(128,655)	(128,655)	(128,655)	(128,655)	(128,655)
Accumulated other comprehensive (loss) earnings	(27,308)	40,371	40,151	17,477	69,616
Retained (deficit) earnings	(376,435)	(279,763)	(229,607)	(151,551)	62,406
Total SL Green Realty Corp. stockholders' equity	3,556,285	3,691,296	3,735,611	3,786,315	4,039,713

Noncontrolling interests in other partnerships	63,720	66,465	68,037	69,610	67,530

Total Equity	3,620,005	3,757,761	3,803,648	3,855,925	4,107,243

Total Liabilities and Equity	$10,216,072	$9,548,652	$9,764,292	$9,531,181	$9,690,582

Supplemental Information	13	Third Quarter 2024

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2024	2023	2024	2024	2023
Revenues
Rental revenue, net	$139,616	$131,524	$135,563	$403,382	$471,767
Escalation and reimbursement revenues	17,317	19,467	15,069	45,687	60,211
SUMMIT Operator revenue	36,437	35,069	32,602	94,643	83,020
Investment income	5,344	9,689	6,191	18,938	27,849
Interest income from real estate loans held by consolidated securitization vehicles	4,771	—	—	4,771	—
Other income	26,206	14,437	33,395	72,972	59,139
Total Revenues	229,691	210,186	222,820	640,393	701,986

Gain on early extinguishment of debt	—	—	17,777	17,777	—

Expenses
Operating expenses	49,507	49,585	46,333	139,448	148,606
Real estate taxes	30,831	31,195	32,058	94,495	112,463
Operating lease rent	6,363	7,253	6,368	19,136	20,209
SUMMIT Operator expenses	37,901	32,801	23,188	82,947	76,324
Loan loss and other investment reserves, net of recoveries	—	—	—	—	6,890
Transaction related costs	171	166	76	263	1,083
Marketing, general and administrative	21,015	22,873	20,032	62,360	69,132
Total Operating Expenses	145,788	143,873	128,055	398,649	434,707

Equity in net income (loss) from unconsolidated joint ventures	(15,428)	(15,126)	4,325	100,057	(44,470)

Operating Income	68,475	51,187	116,867	359,578	222,809

Interest expense, net of interest income	42,091	27,440	35,803	109,067	109,714
Amortization of deferred financing costs	1,669	2,152	1,677	4,885	6,327
SUMMIT Operator tax expense	(1,779)	3,735	1,855	(1,219)	6,881
Interest expense on senior obligations of consolidated securitization vehicles	3,330	—	—	3,330	—
Depreciation and amortization	53,176	50,642	52,247	154,007	198,760
(Loss) Income from Continuing Operations (1)	(30,012)	(32,782)	25,285	89,508	(98,873)

Equity in net gain (loss) on sale of interest in unconsolidated joint venture/real estate	371	—	(8,129)	19,006	(79)
Purchase price and other fair value adjustments	12,906	10,183	1,265	(36,321)	(6,987)
Gain (loss) on sale of real estate, net	7,471	516	(2,741)	4,730	(27,813)
Depreciable real estate reserves	—	389	(13,721)	(65,839)	(305,527)
Net (Loss) Income	(9,264)	(21,694)	1,959	11,084	(439,279)

Net loss attributable to noncontrolling interests	1,899	3,368	2,024	4,316	31,952
Preferred units distributions	(2,176)	(1,903)	(2,406)	(6,485)	(5,352)
Net (Loss) Income attributable to SL Green	(9,541)	(20,229)	1,577	8,915	(412,679)

Perpetual preferred stock dividends	(3,738)	(3,738)	(3,737)	(11,213)	(11,213)
Net Loss attributable to SL Green common stockholders	$(13,279)	$(23,967)	$(2,160)	$(2,298)	$(423,892)

Basic loss per share	$(0.21)	$(0.38)	$(0.04)	$(0.06)	$(6.63)
Diluted loss per share	$(0.21)	$(0.38)	$(0.04)	$(0.06)	$(6.63)

(1) Before equity in net gain (loss), purchase price and other fair value adjustments, gain (loss) on sale and depreciable real estate reserves shown below.

Supplemental Information	14	Third Quarter 2024

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2024	2023	2024	2024	2023
Funds from Operations
Net Loss attributable to SL Green common stockholders	$(13,279)	$(23,967)	$(2,160)	$(2,298)	$(423,892)

Depreciation and amortization	53,176	50,642	52,247	154,007	198,760
Joint ventures depreciation and noncontrolling interests adjustments	71,539	76,539	72,238	218,035	211,222
Net loss attributable to noncontrolling interests	(1,899)	(3,368)	(2,024)	(4,316)	(31,952)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(371)	—	8,129	(19,006)	79
Purchase price and other fair value adjustments	(21,937)	(10,200)	50	33,765	6,813
(Gain) loss on sale of real estate, net	(7,471)	(516)	2,741	(4,730)	27,813
Depreciable real estate reserves	—	(389)	13,721	65,839	305,527
Depreciation on non-rental real estate assets	(1,204)	(1,002)	(1,000)	(3,357)	(2,722)
Funds From Operations	$78,554	$87,739	$143,942	$437,939	$291,648

Funds From Operations - Basic per Share	$1.16	$1.28	$2.08	$6.43	$4.25

Funds From Operations - Diluted per Share	$1.13	$1.27	$2.05	$6.30	$4.23

Funds Available for Distribution
FFO	$78,554	$87,739	$143,942	$437,939	$291,648

Non real estate depreciation and amortization	1,204	1,002	1,000	3,357	2,722
Amortization of deferred financing costs	1,669	2,152	1,677	4,885	6,327
Non-cash deferred compensation	9,392	12,771	9,454	29,626	38,954
FAD adjustment for joint ventures	(13,960)	(17,820)	(15,166)	(40,507)	(60,471)
Straight-line rental income and other non-cash adjustments	1,094	(2,454)	2,503	530	(29,151)
Non-cash fair value adjustments on mark-to-market derivatives	9,030	17	(1,315)	2,555	174
Second cycle tenant improvements	(17,401)	(16,045)	(19,305)	(50,185)	(36,945)
Second cycle leasing commissions	(4,292)	(1,821)	(3,791)	(11,570)	(6,630)
Revenue enhancing recurring CAPEX	(19)	(379)	(33)	(71)	(617)
Non-revenue enhancing recurring CAPEX	(5,138)	(5,880)	(4,737)	(12,250)	(13,204)
Reported Funds Available for Distribution	$60,133	$59,282	$114,229	$364,309	$192,807

First cycle tenant improvements	$439	$879	$1,128	$2,028	$1,444
First cycle leasing commissions	$11	$271	$40	$51	$379
Development costs	$10,742	$18,019	$13,422	$39,861	$37,168
Redevelopment costs	$1,165	$1,804	$2,870	$5,689	$9,948
Capitalized interest	$9,493	$25,483	$13,784	$41,226	$77,916

Supplemental Information	15	Third Quarter 2024

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Deficit	Interests	Loss	Total

Balance at December 31, 2023	$221,932	$660	$3,826,452	$(128,655)	$(151,551)	$69,610	$17,477	$3,855,925

Net income					8,915	(4,150)		4,765
Acquisition of subsidiary interest from noncontrolling interest						(5,674)		(5,674)
Other comprehensive loss - net unrealized loss on derivative instruments							(24,057)	(24,057)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(21,831)	(21,831)
Other comprehensive income - net unrealized loss on marketable securities							1,103	1,103
Perpetual preferred stock dividends					(11,213)			(11,213)
DRSPP proceeds		3	23,750					23,753
Reallocation of noncontrolling interest in the Operating Partnership					(77,400)			(77,400)
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings			15,886					15,886
Contributions to consolidated joint venture interests						1,823		1,823
Consolidation of partially owned entity						6,678		6,678
Cash distributions to noncontrolling interests						(4,567)		(4,567)
Cash distributions declared ($2.25 per common share, none of which represented a return of capital for federal income tax purposes)					(145,186)			(145,186)

Balance at September 30, 2024	$221,932	$663	$3,866,088	$(128,655)	$(376,435)	$63,720	$(27,308)	$3,620,005

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2023	64,726,253	3,949,448	—	68,675,701

YTD share activity	508,760	524,958	—	1,033,718
Share Count at September 30, 2024	65,235,013	4,474,406	—	69,709,419

Weighting factor	(880,046)	(737,049)	1,418,306	(198,789)
Weighted Average Share Count at September 30, 2024 - Diluted	64,354,967	3,737,357	1,418,306	69,510,630

Supplemental Information	16	Third Quarter 2024

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	September 30, 2024		June 30, 2024		March 31, 2024

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,222,970	$2,110,135	$4,222,970	$2,110,135	$4,852,319	$2,679,256
Building and improvements	14,209,648	7,119,004	14,103,745	7,082,454	13,994,777	7,049,600
Building leasehold and improvements	1,023,401	415,555	1,008,186	408,457	995,651	402,349
	19,456,019	9,644,694	19,334,901	9,601,046	19,842,747	10,131,205
Less: accumulated depreciation	(2,921,620)	(1,483,770)	(2,820,658)	(1,430,518)	(2,718,615)	(1,376,515)
Net real estate	16,534,399	8,160,924	16,514,243	8,170,528	17,124,132	8,754,690

Other real estate investments:
Debt and preferred equity investments, net	231,080	210,121	225,743	205,268	—	—

Cash and cash equivalents	312,785	156,150	311,324	155,441	258,238	124,307
Restricted cash	383,225	208,895	361,579	201,126	350,224	199,439
Tenant and other receivables	36,225	22,928	22,346	15,333	46,850	29,773
Deferred rents receivable	607,085	349,136	597,063	344,123	587,963	339,523
Deferred costs, net	367,001	196,994	330,642	179,972	335,443	182,608
Right-of-use assets - financing leases	730,386	515,245	732,548	516,603	683,194	500,415
Right-of-use assets - operating leases	195,075	94,555	198,611	96,176	217,316	102,958
Other assets	2,085,063	875,529	2,145,709	897,768	2,203,435	927,298

Total Assets	$21,482,324	$10,790,477	$21,439,808	$10,782,338	$21,806,795	$11,161,011

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $85,064 at 9/30/2024, of which $47,397 is SLG share	$13,653,311	$6,829,019	$13,593,682	$6,816,499	$13,824,249	$7,036,750
Accrued interest payable	99,785	40,179	64,401	28,380	54,743	25,388
Accounts payable and accrued expenses	223,087	114,935	241,413	121,004	256,658	119,696
Deferred revenue	1,011,333	459,505	1,022,793	462,077	1,070,740	487,183
Lease liability - financing leases	790,341	548,358	790,442	549,067	745,257	534,330
Lease liability - operating leases	220,920	108,935	223,978	110,396	242,042	116,937
Security deposits	46,854	21,672	46,383	21,702	40,764	20,292
Other liabilities	129,683	76,074	78,344	51,570	78,368	48,736
Equity	5,307,010	2,591,800	5,378,372	2,621,643	5,493,974	2,771,699

Total Liabilities and Equity	$21,482,324	$10,790,477	$21,439,808	$10,782,338	$21,806,795	$11,161,011

Supplemental Information	17	Third Quarter 2024

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	September 30, 2024		September 30, 2023		June 30, 2024

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$308,567	$162,987	$326,130	$166,190	$302,425	$155,563
Escalation and reimbursement revenues	61,545	35,753	65,441	35,483	57,800	32,404
Investment income	4,904	4,745	1,263	321	1,904	1,720
Other income	1,933	688	14,314	11,309	2,878	1,682
Total Revenues	376,949	204,173	407,148	213,303	365,007	191,369

Gain on early extinguishment of debt	—	—	—	—	61,185	30,705

Expenses
Operating expenses	67,104	35,732	63,081	32,620	59,733	30,820
Real estate taxes	73,686	38,119	78,564	39,013	73,479	37,707
Operating lease rent	8,487	1,953	7,307	3,379	8,478	1,934
Total Operating Expenses	149,277	75,804	148,952	75,012	141,690	70,461

Operating Income	227,672	128,369	258,196	138,291	284,502	151,613

Interest expense, net of interest income	141,067	67,670	162,897	73,470	142,196	69,280
Amortization of deferred financing costs	4,487	2,413	6,897	2,926	4,159	2,367
Depreciation and amortization	137,640	67,954	138,199	71,248	135,611	70,652
Net (Loss) Income	(55,522)	(9,668)	(49,797)	(9,353)	2,536	9,314

Real estate depreciation	137,639	67,953	138,193	71,244	135,608	70,650
FFO Contribution	$82,117	$58,285	$88,396	$61,891	$138,144	$79,964

FAD Adjustments:
Non real estate depreciation and amortization	$1	$1	$6	$4	$3	$2
Amortization of deferred financing costs	4,487	2,413	6,897	2,926	4,159	2,367
Straight-line rental income and other non-cash adjustments	(20,159)	(11,043)	(19,345)	(11,086)	(18,770)	(10,423)
Second cycle tenant improvements	(4,891)	(2,695)	(16,559)	(8,477)	(6,764)	(3,625)
Second cycle leasing commissions	(5,487)	(2,763)	(891)	(503)	(4,926)	(2,583)
Revenue enhancing recurring CAPEX	(18)	(9)	(193)	(98)	(55)	(28)
Non-revenue enhancing recurring CAPEX	(174)	136	(1,185)	(586)	(1,617)	(876)
Total FAD Adjustments	$(26,241)	$(13,960)	$(31,270)	$(17,820)	$(27,970)	$(15,166)

First cycle tenant improvements	$2,669	$1,104	$11,071	$5,128	$4,423	$1,260
First cycle leasing commissions	$37,231	$18,388	$8,133	$3,557	$49	$24
Development costs	$28,703	$8,767	$63,291	$19,385	$36,437	$12,743
Redevelopment costs	$14,297	$6,180	$21,249	$7,403	$12,815	$4,270
Capitalized interest	$44,290	$15,003	$42,104	$14,854	$40,628	$15,009

Supplemental Information	18	Third Quarter 2024

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended
	September 30, 2024		September 30, 2023

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$911,667	$477,829	$936,576	$480,832
Escalation and reimbursement revenues	178,217	101,233	170,930	93,156
Investment income	6,828	6,465	3,748	951
Other income	10,583	6,161	29,635	19,253
Total Revenues	1,107,295	591,688	1,140,889	594,192

Gain on early extinguishment of debt	233,704	172,369	—	—

Expenses
Operating expenses	192,587	101,253	183,825	95,495
Real estate taxes	222,797	114,611	210,428	105,446
Operating lease rent	25,990	6,015	21,746	10,081
Total Operating Expenses	441,374	221,879	415,999	211,022

Operating Income	899,625	542,178	724,890	383,170

Interest expense, net of interest income	433,117	209,753	421,528	199,205
Amortization of deferred financing costs	14,718	7,875	21,140	9,129
Depreciation and amortization	407,429	208,052	380,867	196,752
Net Income (Loss)	44,361	116,498	(98,645)	(21,916)

Real estate depreciation	407,419	208,045	380,848	196,739
FFO Contribution	$451,780	$324,543	$282,203	$174,823

FAD Adjustments:
Non real estate depreciation and amortization	$10	$7	$19	$13
Amortization of deferred financing costs	14,718	7,875	21,140	9,129
Straight-line rental income and other non-cash adjustments	(48,448)	(32,307)	(59,590)	(36,228)
Second cycle tenant improvements	(16,564)	(8,960)	(50,223)	(25,831)
Second cycle leasing commissions	(11,824)	(6,176)	(6,033)	(3,155)
Revenue enhancing recurring CAPEX	(114)	(59)	(882)	(455)
Non-revenue enhancing recurring CAPEX	(2,148)	(887)	(7,911)	(3,944)
Total FAD Adjustments	$(64,370)	$(40,507)	$(103,480)	$(60,471)

First cycle tenant improvements	$10,173	$3,391	$11,854	$5,348
First cycle leasing commissions	$39,015	$18,901	$8,440	$3,635
Development costs	$116,877	$35,684	$213,534	$60,399
Redevelopment costs	$38,601	$14,298	$64,125	$22,334
Capitalized interest	$119,807	$43,268	$105,321	$34,974

Supplemental Information	19	Third Quarter 2024

SELECTED FINANCIAL DATA Net Operating Income(1) Unaudited (Dollars in Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2024	2023	2024	2024	2023

Net Operating Income (1)	$88,718	$71,943	$77,412	$234,468	$277,919
SLG share of NOI from unconsolidated JVs	122,317	127,784	118,076	353,382	365,034
NOI, including SLG share of unconsolidated JVs	211,035	199,727	195,488	587,850	642,953
Partners' share of NOI - consolidated JVs	(1,970)	142	(2,285)	(4,167)	294
NOI - SLG share	$209,065	$199,869	$193,203	$583,683	$643,247

NOI, including SLG share of unconsolidated JVs	$211,035	$199,727	$195,488	$587,850	$642,953
Free rent (net of amortization)	932	(3,314)	655	(2,966)	(23,032)
Straight-line revenue adjustment	(7,008)	(4,451)	(4,936)	(17,141)	(16,183)
Amortization of acquired above and below-market leases, net	(4,680)	(6,656)	(5,497)	(16,487)	(29,889)
Operating lease straight-line adjustment	823	756	905	2,713	2,135
Straight-line tenant credit loss	157	(361)	634	6,632	(945)
Cash NOI, including SLG share of unconsolidated JVs	201,259	185,701	187,249	560,601	575,039
Partners' share of cash NOI - consolidated JVs	(2,190)	97	(2,498)	(4,663)	191
Cash NOI - SLG share	$199,069	$185,798	$184,751	$555,938	$575,230

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended		Nine Months Ended
	September 30, 2024		September 30, 2024
	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$174,962	$167,937	$502,072	$477,384
Development / Redevelopment	8,156	7,250	17,494	15,825
High Street Retail	456	422	940	788
Suburban & Residential	4,643	4,771	12,371	12,833
Total Operating and Development	188,217	180,380	532,877	506,830
Alternative Strategy Portfolio	11,579	9,092	39,540	36,820
Property Dispositions (2)	462	462	(298)	(298)
Other (3)	8,807	9,135	11,564	12,586
Total	$209,065	$199,069	$583,683	$555,938

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	20	Third Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2024	2023	%	2024	2024	2023	%
Revenues
Rental revenue, net	$127,645	$128,993	(1.0)%	$124,933	$381,694	$394,352	(3.2)%
Escalation & reimbursement revenues	17,056	19,042	(10.4)%	14,730	45,577	53,080	(14.1)%
Other income	2,069	2,365	(12.5)%	1,369	4,685	3,332	40.6%
Total Revenues	$146,770	$150,400	(2.4)%	$141,032	$431,956	$450,764	(4.2)%

Expenses
Operating expenses	$39,332	$39,663	(0.8)%	$35,923	$112,387	$112,459	(0.1)%
Real estate taxes	31,230	31,309	(0.3)%	30,832	93,483	93,494	0.0%
Operating lease rent	6,106	6,106	0.0%	6,106	18,317	18,317	—%
Total Operating Expenses	$76,668	$77,078	(0.5)%	$72,861	$224,187	$224,270	0.0%

Operating Income	$70,102	$73,322	(4.4)%	$68,171	$207,769	$226,494	(8.3)%

Interest expense & amortization of financing costs	$19,396	$19,195	1.0%	$19,308	$58,271	$56,102	3.9%
Depreciation & amortization	45,966	44,273	3.8%	44,960	135,269	132,978	1.7%

Income before noncontrolling interest	$4,740	$9,854	(51.9)%	$3,903	$14,229	$37,414	(62.0)%
Real estate depreciation & amortization	45,966	44,273	3.8%	44,960	135,269	132,978	1.7%
FFO Contribution	$50,706	$54,127	(6.3)%	$48,863	$149,498	$170,392	(12.3)%

Non–building revenue	(662)	(150)	341.3%	(283)	(1,012)	(343)	195.0%

Interest expense & amortization of financing costs	19,396	19,195	1.0%	19,308	58,271	56,102	3.9%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$69,440	$73,172	(5.1)%	$67,888	$206,757	$226,151	(8.6)%

Cash Adjustments
Free rent (net of amortization)	$(1,344)	$(1,877)	(28.4)%	$(1,606)	$(7,760)	$(10,248)	(24.3)%
Straight-line revenue adjustment	1,896	299	534.1%	2,491	5,614	109	5,050.5%
Amortization of acquired above and below-market leases, net	834	140	495.7%	865	1,748	472	270.3%
Operating lease straight-line adjustment	204	204	—%	204	611	611	—%
Straight-line tenant credit loss	122	(345)	(135.4)%	858	1,659	(666)	(349.1)%
Cash NOI	$71,152	$71,593	(0.6)%	$70,700	$208,629	$216,429	(3.6)%

Lease termination income	(1,369)	(2,200)	(37.8)%	(1,069)	(3,601)	(2,952)	22.0%
Cash NOI excluding lease termination income	$69,783	$69,393	0.6%	$69,631	$205,028	$213,477	(4.0)%

Operating Margins
NOI to real estate revenue, net	47.5%	48.7%		48.2%	48.0%	50.2%
Cash NOI to real estate revenue, net	48.7%	47.6%		50.2%	48.4%	48.1%

NOI before operating lease rent/real estate revenue, net	51.7%	52.8%		52.6%	52.2%	54.3%
Cash NOI before operating lease rent/real estate revenue, net	52.7%	51.6%		54.4%	52.5%	52.0%

Supplemental Information	21	Third Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2024	2023	%	2024	2024	2023	%
Revenues
Rental revenue, net	$126,755	$124,497	1.8%	$116,594	$359,144	$365,327	(1.7)%
Escalation & reimbursement revenues	33,095	31,221	6.0%	28,486	90,568	83,460	8.5%
Other income	418	1,668	(74.9)%	413	4,267	3,793	12.5%
Total Revenues	$160,268	$157,386	1.8%	$145,493	$453,979	$452,580	0.3%

Expenses
Operating expenses	$30,681	$30,525	0.5%	$27,150	$85,725	$85,285	0.5%
Real estate taxes	30,481	30,132	1.2%	30,040	90,562	87,258	3.8%
Operating lease rent	108	108	—%	108	325	325	—%
Total Operating Expenses	$61,270	$60,765	0.8%	$57,298	$176,612	$172,868	2.2%

Operating Income	$98,998	$96,621	2.5%	$88,195	$277,367	$279,712	(0.8)%

Interest expense & amortization of financing costs	$50,866	$53,767	(5.4)%	$51,831	$156,755	$156,284	0.3%
Depreciation & amortization	50,037	50,772	(1.4)%	53,496	154,098	151,488	1.7%

Loss before noncontrolling interest	$(1,905)	$(7,918)	(75.9)%	$(17,132)	$(33,486)	$(28,060)	19.3%
Real estate depreciation & amortization	50,036	50,768	(1.4)%	53,494	154,091	151,475	1.7%
FFO Contribution	$48,131	$42,850	12.3%	$36,362	$120,605	$123,415	(2.3)%

Non–building revenue	(191)	(522)	(63.4)%	(354)	(691)	(1,898)	(63.6)%

Interest expense & amortization of financing costs	50,866	53,767	(5.4)%	51,831	156,755	156,284	0.3%
Non-real estate depreciation	1	4	(75.0)%	2	7	13	(46.2)%
NOI	$98,807	$96,099	2.8%	$87,841	$276,676	$277,814	(0.4)%

Cash Adjustments
Free rent (net of amortization)	$1,590	$556	186.0%	$2,285	$4,526	$(5,766)	(178.5)%
Straight-line revenue adjustment	(3,819)	(3,348)	14.1%	(3,612)	(10,224)	(11,864)	(13.8)%
Amortization of acquired above and below-market leases, net	(4,409)	(4,318)	2.1%	(4,409)	(13,225)	(12,754)	3.7%
Operating lease straight-line adjustment	—	—	—%	—	—	—	—%
Straight-line tenant credit loss	10	(16)	(162.5)%	3	264	(177)	(249.2)%
Cash NOI	$92,179	$88,973	3.6%	$82,108	$258,017	$247,253	4.4%

Lease termination income	(223)	(1,148)	(80.6)%	(57)	(3,566)	(1,882)	89.5%
Cash NOI excluding lease termination income	$91,956	$87,825	4.7%	$82,051	$254,451	$245,371	3.7%

Operating Margins
NOI to real estate revenue, net	61.7%	61.3%		60.5%	61.0%	61.6%
Cash NOI to real estate revenue, net	57.6%	56.7%		56.6%	56.9%	54.9%

NOI before operating lease rent/real estate revenue, net	61.8%	61.3%		60.6%	61.1%	61.7%
Cash NOI before operating lease rent/real estate revenue, net	57.7%	56.8%		56.6%	57.0%	54.9%

Supplemental Information	22	Third Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2024	2023	%	2024	2024	2023	%
Revenues
Rental revenue, net	$127,645	$128,993	(1.0)%	$124,933	$381,694	$394,352	(3.2)%
Escalation & reimbursement revenues	17,056	19,042	(10.4)%	14,730	45,577	53,080	(14.1)%
Other income	2,069	2,365	(12.5)%	1,369	4,685	3,332	40.6%
Total Revenues	$146,770	$150,400	(2.4)%	$141,032	$431,956	$450,764	(4.2)%

Equity in net income (loss) from unconsolidated joint ventures (1)	$(1,905)	$(7,918)	(75.9)%	$(17,132)	$(33,486)	$(28,060)	19.3%
Expenses
Operating expenses	$39,332	$39,663	(0.8)%	$35,923	$112,387	$112,459	(0.1)%
Real estate taxes	31,230	31,309	(0.3)%	30,832	93,483	93,494	—%
Operating lease rent	6,106	6,106	0.0%	6,106	18,317	18,317	—%
Total Operating Expenses	$76,668	$77,078	(0.5)%	$72,861	$224,187	$224,270	—%

Operating Income	$68,197	$65,404	4.3%	$51,039	$174,283	$198,434	(12.2)%

Interest expense & amortization of financing costs	$19,396	$19,195	1.0%	$19,308	$58,271	$56,102	3.9%
Depreciation & amortization	45,966	44,273	3.8%	44,960	135,269	132,978	1.7%

(Loss) income before noncontrolling interest	$2,835	$1,936	46.4%	$(13,229)	$(19,257)	$9,354	(305.9)%
Real estate depreciation & amortization	45,966	44,273	3.8%	44,960	135,269	132,978	1.7%
Joint Ventures Real estate depreciation & amortization (1)	50,036	50,768	(1.4)%	53,494	154,091	151,475	1.7%
FFO Contribution	$98,837	$96,977	1.9%	$85,225	$270,103	$293,807	(8.1)%

Non–building revenue	(662)	(150)	341.3%	(283)	(1,012)	(343)	195.0%
Joint Ventures Non–building revenue (1)	(191)	(522)	(63.4)%	(354)	(691)	(1,898)	(63.6)%

Interest expense & amortization of financing costs	19,396	19,195	1.0%	19,308	58,271	56,102	3.9%
Joint Ventures Interest expense & amortization of financing costs (1)	50,866	53,767	(5.4)%	51,831	156,755	156,284	0.3%
Non-real estate depreciation	—	—	—%	—	—	—	—%
Joint Ventures Non-real estate depreciation (1)	1	4	(75.0)%	2	7	13	(46.2)%
NOI	$168,247	$169,271	(0.6)%	$155,729	$483,433	$503,965	(4.1)%

Cash Adjustments
Non-cash adjustments	$1,712	$(1,579)	(208.4)%	$2,812	$1,872	$(9,722)	(119.3)%
Joint Ventures non-cash adjustments (1)	(6,628)	(7,126)	(7.0)%	(5,733)	(18,659)	(30,561)	(38.9)%
Cash NOI	$163,331	$160,566	1.7%	$152,808	$466,646	$463,682	0.6%

Lease termination income	$(1,369)	$(2,200)	(37.8)%	$(1,069)	$(3,601)	$(2,952)	22.0%
Joint Ventures lease termination income (1)	(223)	(1,148)	(80.6)%	(57)	(3,566)	(1,882)	89.5%
Cash NOI excluding lease termination income	$161,739	$157,218	2.9%	$151,682	$459,479	$458,848	0.1%

Operating Margins
NOI to real estate revenue, net	54.9%	55.1%		54.5%	54.7%	55.9%
Cash NOI to real estate revenue, net	53.3%	52.3%		53.5%	52.8%	51.5%

NOI before operating lease rent/real estate revenue, net	57.0%	57.1%		56.6%	56.8%	58.0%
Cash NOI before operating lease rent/real estate revenue, net	55.3%	54.2%		55.6%	54.8%	53.5%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	23	Third Quarter 2024

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2024	Current	Final		Principal
	Ownership	Outstanding			Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	9/30/2024	Coupon (1)		Amortization	Date	Date (2)		Maturity
Secured fixed rate debt
420 Lexington Avenue	100.0	$272,750	3.99%		$4,488	Oct-24	Oct-40	(3)(4)	$272,750
10 East 53rd Street (capped)	55.0	205,000	5.45%		—	May-25	May-28	(3)	205,000
100 Church Street (swapped)	100.0	370,000	5.89%		—	Jun-25	Jun-27		370,000
185 Broadway / 7 Dey	100.0	190,148	6.65%		—	Nov-25	Nov-26	(3)	190,148
Landmark Square	100.0	100,000	4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27	Feb-27		450,000
		$1,587,898	5.07%		$4,488				$1,587,898
Unsecured fixed rate debt
Term Loan B (swapped)		$200,000	4.41%		$—	Nov-24	Nov-24		$200,000
Unsecured notes		100,000	4.27%		—	Dec-25	Dec-25		100,000
Revolving credit facility (swapped)		250,000	5.17%		—	May-26	May-27	(3)	250,000
Term Loan A (swapped)		1,050,000	4.54%	(5)	—	May-27	May-27		1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000	5.27%		—	Jul-35	Jul-35		100,000
		$1,700,000	4.65%		$—				$1,700,000

Total Fixed Rate Debt		$3,287,898	4.85%		$4,488				$3,287,898
Floating rate debt
Alternative strategy portfolio
690 Madison (SOFR + 50 bps)	100.0	$60,900	5.35%		$—	Jul-25	Jul-25		$60,900
		$60,900	5.35%		$—				$60,900

Unsecured floating rate debt
Revolving credit facility (SOFR+ 150 bps) (6)	100.0	$485,000	6.35%		$—	May-26	May-27	(3)	$485,000
		$485,000	6.35%		$—				$485,000

Total Floating Rate Debt		$545,900	6.23%		$—				$545,900

Consolidated Debt		$3,772,898	5.04%
Alternative Strategy Portfolio Debt		$60,900	5.35%
Total Debt - Consolidated		$3,833,798	5.05%		$4,488				$3,833,798
Deferred financing costs		(12,903)
Total Debt - Consolidated, net		$3,820,895	5.05%

Total Debt - Unconsolidated JV, net		$6,829,019	4.64%

Debt including SLG share of JV Debt		$9,708,448	4.57%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$1,001,766	6.90%
Total Debt including SLG share of JV Debt		$10,710,214	4.79%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,725,619	4.78%

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 4.85%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) As-of-right extension.
(4) In October 2024, the loan was extended through October 2040.
(5) Represents a blended swapped rate inclusive of the effect of multiple swaps.
(6) Spread includes applicable Term SOFR adjustment.

Supplemental Information	24	Third Quarter 2024

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2024 Principal	Current		Final		Principal
	Ownership	9/30/2024			Amortization		Maturity		Maturity		Due at Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
1515 Broadway	56.9	$746,330	$424,431	3.93%		$11,975	Mar-25		Mar-25		$419,372
450 Park Avenue (swapped)	25.1	282,789	70,980	6.57%	(3)	—	Jun-25		Jun-27		70,980
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		Sep-25		840,000
One Madison Avenue (capped)	25.5	625,567	159,520	7.10%		—	Nov-25		Nov-26		159,520
15 Beekman	20.0	120,000	24,000	5.99%		—	Jan-26		Jan-28		24,000
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		Feb-26		107,120
919 Third Avenue (swapped)	51.0	500,000	255,000	6.11%		—	Apr-26		Apr-28		255,000
280 Park Avenue (swapped)	50.0	1,075,000	537,500	5.84%		—	Sep-26		Sep-28		537,500
245 Park Avenue	50.1	1,768,000	885,768	4.30%		—	Jun-27		Jun-27		885,768
220 East 42nd	51.0	496,412	253,170	6.77%		—	Dec-27		Dec-27		253,170
One Vanderbilt Avenue	71.0	3,000,000	2,130,300	2.95%		—	Jul-31		Jul-31		2,130,300
		$10,191,098	$5,687,789	4.13%	(4)	$11,975					$5,682,730
Alternative strategy portfolio
650 Fifth Avenue	50.0	$65,000	$32,500	5.45%		$—	Feb-25		Jul-25		$32,500
115 Spring Street	51.0	65,550	33,431	5.50%		—	Mar-25		Mar-25		33,431
Worldwide Plaza	25.0	1,200,000	299,400	3.98%		—	Nov-27		Nov-27		299,400

		$1,330,550	$365,331	4.25%	(4)	$—					$365,331

Total Fixed Rate Debt		$11,521,648	$6,053,120	4.14%	(4)	$11,975					$6,048,061
Floating rate debt
100 Park Avenue (SOFR + 236 bps) (5)	49.9	$360,000	$179,640	7.21%		$—	Dec-24		Dec-25		$179,640
One Madison Avenue (SOFR + 310 bps)	25.5	267,143	68,121	7.95%		—	Nov-25		Nov-26		68,121
		$627,143	$247,761	7.41%	(4)	$—					$247,761
Alternative strategy portfolio
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000	$6,900	6.67%	(6)	—	Feb-23	(7)	Feb-23	(7)	$6,900
1552 Broadway (SOFR + 275 bps) (5)	50.0	193,133	96,566	7.60%		—	Feb-24	(8)	Feb-24	(8)	96,566
5 Times Square (SOFR + 471 bps)	31.6	1,163,451	367,069	9.56%		—	Sep-24	(9)	Sep-26	(9)	367,069
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000	105,000	7.10%		—	Feb-25		Jul-25		105,000
		$1,589,584	$575,535	8.75%	(4)	$—					$575,535

Total Floating Rate Debt		$2,216,727	$823,296	8.34%	(4)	$—					$823,296

Unconsolidated JV Debt		$10,818,241	$5,935,550	4.27%	(4)
Alternative Strategy Portfolio Debt		$2,920,134	$940,866	7.00%	(4)
Total Debt - Unconsolidated JV		$13,738,375	$6,876,416	4.64%	(4)	$11,975					$6,871,357
	Deferred financing costs	(85,064)	(47,397)
Total Debt - Unconsolidated JV, net		$13,653,311	$6,829,019	4.64%	(4)

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 4.85%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) Coupon reflects interest rate swaps executed at the corporate level for SLG’s share of the outstanding debt.
(4) Calculated based on SL Green's share of the outstanding debt.
(5) Spread includes applicable Term SOFR adjustment.
(6) The coupon rate is based on the last available LIBOR on June 30, 2023.
(7) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.
(8) The Company is in discussions with the lender on resolution of the past maturity.
(9) The joint venture has agreed to cooperate with the lender on the past due maturity.

Supplemental Information	25	Third Quarter 2024

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Core Portfolio		Alternative Strategy Portfolio		Total
Fixed Rate Debt
Consolidated	$3,287,898		$—		$3,287,898
SLG Share of JV	5,687,789		365,331		6,053,120
Total Fixed Rate Debt	$8,975,687	92.5%	$365,331	36.5%	$9,341,018	87.2%

Floating Rate Debt
Consolidated	$485,000		$60,900		$545,900
SLG Share of JV	247,761		575,535		823,296
	732,761	7.5%	636,435	63.5%	1,369,196	12.8%
Debt & Preferred Equity and Other Investments	(59,604)	(0.6)%	(49,846)	(5.0)%	(109,450)	(1.0)%
Total Floating Rate Debt	$673,157	6.9%	$586,589	58.6%	$1,259,746	11.8%

Total Debt	$9,708,448		$1,001,766		$10,710,214

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	39.3%	Less than 60%
Consolidated Fixed Charge Coverage	1.61x	Greater than 1.40x
Maximum Secured Indebtedness	18.4%	Less than 50%
Maximum Unencumbered Leverage Ratio	39.0%	Less than 60%

Unsecured Notes Covenants (1)
	Actual	Required
Total Debt / Total Assets	37.1%	Less than 60%
Secured Debt / Total Assets	20.5%	Less than 40%
Debt Service Coverage	2.34x	Greater than 1.50x
Unencumbered Assets / Unsecured Debt	326.8%	Greater than 150%

(1) Covenants calculated pursuant to the terms of the underlying facility or notes.

Supplemental Information	26	Third Quarter 2024

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
			Ownership	Notional Value	Fair Value
Secured Debt			Interest (%)	9/30/2024	9/30/2024		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
10 East 53rd Street			55.0	$205,000	$395		Cap	4.00%	February 2024	February 2025

100 Church Street			100.0	$370,000	$(5,513)		Swap	3.89%	November 2022	June 2027

SLGOP – 450 Park Avenue			100.0	$68,678	$(2,076)	(2)	Swap	4.47%	August 2024	June 2027

Unsecured Debt
Term Loan A			100.0	$150,000	$1,870		Swap	2.62%	December 2021	January 2026
Term Loan A			100.0	200,000	3,391		Swap	2.59%	February 2023	February 2027
Term Loan A			100.0	100,000	991		Swap	2.90%	February 2023	February 2027
Term Loan A			100.0	100,000	1,374		Swap	2.73%	February 2023	February 2027
Term Loan A			100.0	50,000	992		Swap	2.46%	February 2023	February 2027
Term Loan A			100.0	300,000	3,333		Swap	2.87%	July 2023	May 2027
Term Loan A			100.0	150,000	(792)		Swap	3.52%	January 2024	May 2027

Term Loan B			100.0	$200,000	$5,892		Swap	2.66%	December 2021	January 2026

Revolver			100.0	$125,000	$(826)		Swap	3.67%	August 2024	December 2026
Revolver			100.0	125,000	(841)		Swap	3.67%	August 2024	December 2026

Junior subordinated deferrable interest debentures			100.0	$100,000	$(1,482)		Swap	3.76%	January 2023	January 2028

Forward-starting Derivatives
SLGOP – One Madison Avenue			100.0	$300,000	$(10,723)	(2)	Swap	4.49%	November 2024	November 2027

10 East 53rd Street			55.0	$204,963	$(4,683)		Swap	3.92%	February 2025	May 2028

Unconsolidated JV Interest Rate Derivatives
		Notional Value		Fair Value
	Ownership	9/30/2024		9/30/2024
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
One Madison Avenue	25.5	$312,783	$79,760	$294	$75		Cap	4.00%	May 2024	November 2024
One Madison Avenue	25.5	$312,783	$79,760	$294	$75		Cap	4.00%	May 2024	November 2024

800 Third Avenue	60.5	$177,000	$107,120	$4,836	$2,927		Swap	1.55%	December 2022	February 2026

919 Third Avenue	51.0	$250,000	$127,500	$(67)	$(34)		Swap	3.61%	April 2023	February 2026
919 Third Avenue	51.0	250,000	127,500	$(67)	$(34)		Swap	3.61%	April 2023	February 2026

280 Park Avenue	50.0	$537,500	$268,750	$(16,710)	$(8,355)		Swap	4.07%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(7,984)	(3,992)		Swap	4.04%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(8,176)	(4,088)		Swap	4.06%	July 2024	September 2028

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Quarterly changes in fair value recognized in the calculation of FFO.

Supplemental Information	27	Third Quarter 2024

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		Scheduled Cash Payment (1)								Lease	Year of Final
Property		2024		2025		2026		2027		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$1,727		$6,909		$6,909		$6,909		$84,176	2043
SL Green Headquarters at One Vanderbilt		425	(4)	1,736	(4)	1,776	(4)	1,779	(4)	89,736	2048
SUMMIT One Vanderbilt		1,739	(4)	6,958	(4)	6,958	(4)	6,958	(4)	430,056	2070
420 Lexington Avenue		2,800		11,199		11,199		11,199		171,370	2080
711 Third Avenue		1,375	(5)	5,500	(5)	5,500	(5)	5,500	(5)	39,900 (5)	2083
Total		$8,066		$32,302		$32,342		$32,345		$815,238

Financing Leases
15 Beekman		$796		$3,228		$3,276		$3,325		$106,518	2119	(6)
Total		$796		$3,228		$3,276		$3,325		$106,518

	SLG	Scheduled Cash Payment (1)								Lease	Year of Final
Property	Interest (%)	2024		2025		2026		2027		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	33.3	$153		$614		$614		$693		$3,050	2029

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$448		$1,790		$1,802		$1,935		$13,951	2053
650 Fifth Avenue (Floors b-3)	50.0	393		1,569		1,571		1,585		31,855	2062
5 Times Square	31.6	—	(8)	—	(8)	—	(8)	—	(8)	— (8)	2089
1560 Broadway	50.0	1,869		7,476		7,554		7,610		60,079	2114

Total		$2,863		$11,449		$11,541		$11,823		$108,935

Financing Leases
One Vanderbilt Avenue Garage	71.0	$52		$211		$213		$215		$3,446	2069
885 Third Avenue	34.1	187		795		817		817		15,550	2119

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$1,841		$7,364		$7,364		$7,364		$103,907	2062
2 Herald Square	95.0	3,593		14,613		14,978		15,353		404,131	2077	(6)

Total		$5,673		$22,983		$23,372		$23,749		$527,034

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of September 30, 2024.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.
(8) The base rent amount is determined semi-annually by the City of New York under a payment in-lieu of real estate taxes (PILOT) program.

Supplemental Information	28	Third Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

9/30/2023		$334,327	$608,701	6.15%	8.21%

Debt investment originations/fundings/accretion	(4)	10.315
Preferred Equity investment originations/accretion	(4)	2,103
Joint venture investment originations/accretion/amortization	(4)	—
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
12/31/2023		$346,745	$358,011	7.79%	7.92%

Debt investment originations/fundings/accretion	(4)	3,487
Preferred Equity investment originations/accretion	(4)	2,115
Joint venture investment originations/accretion/amortization	(4)	—
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
3/31/2024		$352,347	$362,794	7.82%	7.95%

Debt investment originations/fundings/accretion	(4)	619
Preferred Equity investment originations/accretion	(4)	2,150
Joint venture investment originations/accretion/amortization	(4)	205,208
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(64,629)
Reserves/Realized Losses		—
6/30/2024		$495,695	$405,571	7.41%	7.46%

Debt investment originations/fundings/accretion	(4)	1,228
Preferred Equity investment originations/accretion	(4)	2,209
Joint venture investment originations/accretion/amortization	(4)	4,684
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
9/30/2024		$503,816	$514,192	7.35%	7.43%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	29	Third Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$109,450	$50,000	$159,450		$804,021	$585	6.27%	6.32%

Preferred Equity	—	134,474	134,474		250,000	$780	6.46%	6.55%

Joint Venture Preferred Equity	—	209,892	209,892		209,940	$739	8.81%	8.91%

Balance as of 9/30/2024	$109,450	$394,366	$503,816	(4)		$700	7.35%	7.43%

	Debt and Preferred Equity Maturity Profile (4)
	2024	2025	2026	2027	2028 & Thereafter
Floating Rate	$49,846	$8,620	$50,984	$—	$—
Fixed Rate	—	30,000	209,892	134,474	20,000
Sub-total	$49,846	$38,620	$260,876	$134,474	$20,000

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 2.07 years. Approximately 9.8% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.17 years.

Supplemental Information	30	Third Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)		Property		Senior			Yield At End
Investment Type	9/30/2024		Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Preferred Equity (4)	$209,892	(4)	Office	Manhattan	$204,940	$739	Fixed	8.91%

Preferred Equity	134,474		Multi-Family Rental	Manhattan	250,000	$780	Fixed	6.55%

Mezzanine Loan	50,984		Office	Manhattan	190,021	$738	Floating	10.30%

Mezzanine Loan (5)	49,846	(5)	Office	Manhattan	275,000	$414	Floating	(6)

Mezzanine Loan	30,000		Office	Manhattan	95,000	$573	Fixed	8.52%

Mezzanine Loan	20,000		Multi-Family Rental	Brooklyn	85,000	$696	Fixed	8.11%

Mezzanine Loan	8,620		Office	Manhattan	54,000	$452	Floating	17.34%

Total	$503,816

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Investment is included in the Investment in unconsolidated joint ventures line item in our consolidated balance sheet.
(5) Alternative Strategy Portfolio asset.
(6) Loan was put on non-accrual in the first quarter of 2023 and continues to be on non-accrual as of September 30, 2024.

Supplemental Information	31	Third Quarter 2024

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	September 30, 2024		June 30, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	354,300	1.6	98.1	98.1	96.3	98.1	$34,066	$18,736	40
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.8	93.1	93.1	93.1	93.1	49,396	49,396	20
110 Greene Street	100.0	Soho	Fee Interest	223,600	1.0	91.3	91.4	91.8	92.2	18,465	18,465	53
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.8	100.0	100.0	99.9	99.9	48,292	48,292	24
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	1.0	100.0	100.0	100.0	100.0	18,641	18,641	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.5	87.0	90.3	87.2	87.9	82,604	82,604	168
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.9	92.9	98.2	80.1	98.2	16,765	16,765	17
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	4.2	77.0	82.4	76.4	82.3	47,003	47,003	30
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.3	88.1	88.1	87.5	88.1	51,890	51,890	12
711 Third Avenue	100.0 (4)	Grand Central North	Leasehold Interest (4)	524,000	2.4	93.7	93.7	94.5	94.5	33,719	33,719	20
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	3.2	81.3	86.1	82.4	83.6	42,375	42,375	45
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.9	76.8	79.7	73.1	76.8	69,547	69,547	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.6	76.2	78.5	72.1	77.7	34,607	34,607	44
Added to Same Store in 2024
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	1.0	73.1	73.1	73.1	73.1	10,081	10,081	11

Subtotal / Weighted Average				8,753,441	40.2%	86.4%	88.4%	85.3%	87.5%	$557,451	$542,121	506

Total / Weighted Average Consolidated Properties				8,753,441	40.2%	86.4%	88.4%	85.3%	87.5%	$557,451	$542,121	506

UNCONSOLIDATED PROPERTIES
"Same Store"
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1,657,198	7.6	99.4	100.0	99.0	99.0	$287,359	$204,055	40
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	10.7	96.1	96.1	96.2	96.2	172,838	103,703	7
100 Park Avenue	50.0	Grand Central South	Fee Interest	834,000	3.8	57.5	66.2	58.7	67.4	38,453	19,226	33
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	5.2	89.5	92.0	88.4	92.0	69,725	35,560	32
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.6	87.9	89.5	85.9	89.5	120,069	60,034	34
800 Third Avenue	60.5	Grand Central North	Fee Interest	526,000	2.4	89.2	89.2	83.1	88.8	35,081	21,224	45
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.7	80.0	80.9	80.0	80.9	82,152	41,897	9
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	8.1	99.7	99.7	99.7	99.7	139,369	79,301	7
Added to Same Store in 2024
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.5	89.3	89.3	82.9	89.3	37,861	9,503	23

Subtotal / Weighted Average				11,226,356	51.6%	90.1%	91.4%	89.3%	91.3%	$982,907	$574,503	230

"Non Same Store"
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	8.2	79.0	87.7	76.8	85.4	$143,060	$71,674	14

Subtotal / Weighted Average				1,782,793	8.2%	79.0%	87.7%	76.8%	85.4%	$143,060	$71,674	14

Total / Weighted Average Unconsolidated Properties				13,009,149	59.8%	88.6%	90.9%	87.6%	90.5%	$1,125,967	$646,177	244

Manhattan Operating Properties Grand Total / Weighted Average				21,762,590	100.0%	87.7%	89.9%	86.7%	89.3%	$1,683,418	$1,188,298	750
Manhattan Operating Properties Same Store Occupancy %				19,979,797	91.8%	88.5%	90.1%	87.6%	89.6%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) The Company also owns 50% of the fee interest.

Supplemental Information	32	Third Quarter 2024

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total		September 30, 2024		June 30, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES
"Same Store" Retail
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	36.4		100.0	100.0	100.0	100.0	$2,800	$1,016	1

Subtotal/Weighted Average				12,946	36.4%		100.0%	100.0%	100.0%	100.0%	$2,800	$1,016	1

"Non Same Store" Retail
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	63.6		100.0	100.0	100.0	100.0	$18,458	$18,458	1

Subtotal/Weighted Average				22,648	63.6%		100.0%	100.0%	100.0%	100.0%	$18,458	$18,458	1

Total / Weighted Average Retail Properties				35,594	100.0%		100.0%	100.0%	100.0%	100.0%	$21,258	$19,474	2

	Ownership				Total		September 30, 2024		June 30, 2024		Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (4)
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)	($'s)

RESIDENTIAL PROPERTIES
"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209		96.2	96.7	96.2	97.6	$11,703	$11,703	$4,852
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	(5)	100.0	100.0	100.0	100.0	13,810	2,762	N/A
Subtotal/Weighted Average				362,266	693		98.8%	99.0%	98.8%	99.3%	$25,513	$14,465	$4,852

Total / Weighted Average Residential Properties				362,266	693		98.8%	99.0%	98.8%	99.3%	$25,513	$14,465	$4,852

	Ownership				% of Total		September 30, 2024		June 30, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

SUBURBAN PROPERTIES
"Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	862,800	100.0		72.3	73.6	72.4	72.4	$18,178	$18,178	90

Subtotal/Weighted Average				862,800	100.0%		72.3%	73.6%	72.4%	72.4%	$18,178	$18,178	90

Total / Weighted Average Suburban Properties				862,800	100.0%		72.3%	73.6%	72.4%	72.4%	$18,178	$18,178	90

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Calculated based on occupied units. Amount in dollars.
(5) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	33	Third Quarter 2024

SELECTED PROPERTY DATA Development / Redevelopment, Alternative Strategy Portfolio & Construction in Progress Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	September 30, 2024		June 30, 2024		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
One Madison Avenue	25.5	Park Avenue South	Fee Interest	1,385,484	62.0	62.8	66.6	56.6	64.3	$105,457	$26,892	$1,552,069	9
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	0.7	5.5	5.5	5.5	5.5	32	32	15,189	1
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	2.3	34.5	34.5	34.5	34.5	3,454	3,454	49,019	4
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	35.0	10.3	10.3	11.4	11.4	7,342	7,342	293,519	12

Total / Weighted Average Development / Redevelopment Properties				2,230,329	100.0%	43.4%	45.8%	40.0%	44.7%	$116,285	$37,720	$1,909,796	26

	Ownership				% of Total	September 30, 2024		June 30, 2024		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square	95.0	Herald Square	Leasehold Interest	369,000	10.0	43.9	43.9	43.9	43.9	$20,112	$19,106	$132,445	5
5 Times Square	31.6	Times Square	Leasehold Interest	1,127,931	30.5	23.3	23.3	23.3	23.3	27,116	8,555	147,010	3
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	0.5	100.0	100.0	100.0	100.0	3,561	1,068	0	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.1	100.0	100.0	100.0	100.0	4,098	2,090	(6,324)	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	1.9	100.0	100.0	100.0	100.0	41,308	20,654	(75,891)	1
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,848	0.2	100.0	100.0	100.0	100.0	1,505	1,505	2,331	1
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718	1.6	12.6	12.6	74.8	74.8	2,000	1,000	0	1
Worldwide Plaza	25.0	Westside	Fee Interest	2,048,725	55.2	63.3	63.3	91.8	91.8	76,974	19,206	91,610	22

Total / Weighted Average Alternative Strategy Portfolio Properties				3,702,804	100.0%	49.4%	49.4%	66.1%	66.1%	$176,674	$73,184	$291,181	35

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases.
(3) Inclusive of leases signed but not yet commenced.

Construction in Progress
							Future Equity				Development
					Equity Contributed		Contributions		Financing		Budget
Building Address		Ownership		Percentage
	Square Feet	Interest (%)	TCO (1)	Sold	Company	Partners	Company	Partners	Drawn	Available	Total (2)

Giorgio Armani Residences at 760 Madison Avenue	35,926	100.0	Q4 2024	100.0%	139,326	—	18,268	—	—	—	157,594

Total Construction In Progress					$139,326	$—	$18,268	$—	$—	$—	$157,594

(1) Temporary Certificate of Occupancy.

Supplemental Information	34	Third Quarter 2024

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	September 30, 2024		June 30, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.8	100.0	100.0	100.0	100.0	$18,458	$18,458	1

Subtotal / Weighted Average				22,648	1.8%	100.0%	100.0%	100.0%	100.0%	$18,458	$18,458	1

HIGH STREET RETAIL - Unconsolidated Properties
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	1.0	100.0	100.0	100.0	100.0	$2,800	$1,016	1

Subtotal / Weighted Average				12,946	1.0%	100.0%	100.0%	100.0%	100.0%	$2,800	$1,016	1

Total / Weighted Average High Street Retail				35,594	2.8%	100.0%	100.0%	100.0%	100.0%	$21,258	$19,474	2

OTHER RETAIL - Consolidated Properties
10 East 53rd Street	55.0	Plaza District	Fee Interest	38,657	3.0	100.0	100.0	100.0	100.0	$4,099	$2,255	3
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.8	100.0	100.0	100.0	100.0	4,303	4,303	10
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.2	100.0	100.0	100.0	100.0	4,503	4,503	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.5	100.0	100.0	97.3	97.3	4,069	4,069	7
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.3	100.0	100.0	100.0	100.0	3,454	3,454	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	2.0	100.0	100.0	100.0	100.0	3,656	3,656	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	4.2	100.0	100.0	100.0	100.0	5,368	5,367	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	16,149	1.2	100.0	100.0	10.8	100.0	1,130	1,130	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	3.2	64.7	64.7	64.7	64.7	4,019	4,019	6
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	4.1	100.0	100.0	100.0	100.0	3,089	3,089	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	2.0	83.5	83.5	83.5	83.5	2,321	2,321	2
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	1.9	47.5	47.5	47.5	47.5	1,754	1,754	4
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.4	98.6	98.6	98.6	98.6	4,723	4,723	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	9,140	0.7	100.0	100.0	100.0	100.0	511	511	2
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	58,271	4.5	84.1	84.1	98.3	98.3	2,755	2,755	3
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.4	100.0	100.0	100.0	100.0	2,652	2,652	6

Subtotal / Weighted Average				509,296	39.4%	91.8%	91.8%	90.5%	93.3%	$52,406	$50,561	68

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	34,885	2.7	100.0	100.0	100.0	100.0	$5,850	$4,154	7
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	38,800	3.0	95.7	95.7	96.4	96.4	3,779	2,267	3
100 Park Avenue	50.0	Grand Central South	Fee Interest	40,022	3.1	91.7	91.7	91.7	91.7	3,018	1,509	6
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.6	67.1	67.1	67.1	67.1	1,597	815	3
245 Park Avenue	50.1	Park Avenue	Fee Interest	37,220	2.9	50.7	50.7	50.7	50.7	1,157	580	3
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	2.2	93.9	93.9	93.9	93.9	1,437	719	2
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.5	100.0	100.0	100.0	100.0	1,697	426	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	9,900	0.8	100.0	100.0	28.3	100.0	949	574	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	31,004	2.4	98.9	98.9	98.9	98.9	3,895	1,987	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	14.0	99.8	99.8	99.8	99.8	31,782	18,083	7

Subtotal / Weighted Average				442,244	34.2%	91.7%	91.7%	90.1%	91.7%	$55,161	$31,114	38

Total / Weighted Average Other Retail				951,540	73.6%	91.8%	91.8%	90.3%	92.6%	$107,567	$81,675	106

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases.
(3) Inclusive of leases signed but not yet commenced.

Supplemental Information	35	Third Quarter 2024

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership					% of Total	September 30, 2024		June 30, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,944		0.6	100.0	100.0	100.0	100.0	$1,505	$1,505	1

Subtotal / Weighted Average				7,944		0.6%	100.0%	100.0%	100.0%	100.0%	$1,505	$1,505	1

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square (4)	95.0	Herald Square	Leasehold Interest	94,531		7.3	40.6	40.6	40.6	40.6	$9,679	$9,195	3
5 Times Square (4)	31.6	Times Square	Leasehold Interest	42,934		3.3	56.9	56.9	56.9	56.9	4,260	1,344	2
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150		1.3	100.0	100.0	100.0	100.0	3,561	1,068	1
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.4	100.0	100.0	100.0	100.0	4,098	2,090	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		5.4	100.0	100.0	100.0	100.0	41,308	20,654	1
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718		4.5	12.6	12.6	74.8	74.8	2,000	1,000	1
Worldwide Plaza	25.0	Westside	Fee Interest	10,592	(5)	0.8	84.9	84.9	84.9	84.9	1,227	306	7

Subtotal / Weighted Average				297,357		23.0%	57.4%	57.4%	69.5%	69.5%	$66,133	$35,657	16

Total / Weighted Average Alternative Strategy Portfolio				305,301		23.6%	58.5%	58.5%	70.3%	70.3%	$67,638	$37,162	17

Retail Grand Total / Weighted Average				1,292,435		100.0%	84.1%	84.1%	85.8%	87.5%	$196,463	$138,311	125

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.
(5) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	36	Third Quarter 2024

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (1)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF		Investment Grade Credit Rating (3)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,121	$107,564	$61,204	4.6%	$67.10
	555 West 57th Street	100.0	Apr 2029	186,266	10,790	10,790	0.8	57.93
	1515 Broadway	56.9	Mar 2028	9,106	2,166	1,232	0.1	237.84
	Worldwide Plaza	25.0	Jan 2027	32,598	2,488	621	—	76.34
				1,831,091	$123,008	$73,847	5.5%	$67.18		BBB-

Credit Suisse (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,184,762	$78,221	$46,933	3.5%	$66.02		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$52,130	$31,278	2.3%	$90.07		A

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	193,159	$26,065	$18,509	1.4%	$134.94	(4)
	One Vanderbilt Avenue	71.0	Aug 2041	6,843	3,234	2,296	0.2	472.58
	125 Park Avenue	100.0	Oct 2025	6,234	2,029	2,029	0.2	325.52
	125 Park Avenue	100.0	Oct 2030	26,536	1,842	1,842	0.1	69.40
	125 Park Avenue	100.0	Mar 2034	25,171	1,612	1,612	0.1	64.06
				257,943	$34,782	$26,288	2.0%	$134.84		AA-

Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	749,216	$49,733	$25,364	1.9%	$66.38
Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,328	$25,215	1.9%	$96.63		A
Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$34,586	$24,560	1.8%	$177.64	(4)	A-

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Dec 2042	169,586	$31,985	$22,712	1.7%	$188.61
	420 Lexington Avenue	100.0	Oct 2026	10,043	621	621	—	61.82
				179,629	$32,606	$23,333	1.7%	$181.52

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$22,313	$22,313	1.7%	$43.75		Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$21,005	$21,005	1.6%	$96.23
Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$41,308	$20,654	1.5%	$596.82		AA-

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,113	$20,113	1.5%	$58.32
	420 Lexington Avenue	100.0	Jan 2027	7,537	448	448	—	59.48
				352,410	$20,561	$20,561	1.5%	$58.34	(4)	A3

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$13,685	$13,685	1.0%	$78.62
	11 Madison Avenue	60.0	Sep 2030	104,618	10,715	6,429	0.5	102.42
				278,687	$24,400	$20,114	1.5%	$87.55

Franklin Templeton Companies LLC	One Madison Avenue	25.5	May 2040	354,976	$48,439	$12,351	0.9%	$136.45
	280 Park Avenue	50.0	Nov 2031	128,993	13,565	6,783	0.5	105.16
				483,969	$62,004	$19,134	1.4%	$128.12		A

The Toronto Dominion Bank	One Vanderbilt Avenue	71.0	Apr 2042	142,892	$21,302	$15,127	1.1%	$149.08	(4)
	125 Park Avenue	100.0	Apr 2042	52,450	3,603	3,603	0.3	68.69
				195,342	$24,905	$18,730	1.4%	$127.49		AA-

Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,458	$18,458	1.4%	$814.98
Stone Ridge Holdings Group LP	One Vanderbilt Avenue	71.0	Dec 2037	97,652	$23,013	$16,342	1.2%	$235.67	(4)
Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,439	$15,439	1.1%	$92.36		BBB-
BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$13,116	$13,116	1.0%	$57.89		A
PJT Partners Holdings LP	280 Park Avenue	50.0	Jun 2041	220,280	$25,885	$12,942	1.0%	$117.51

Total				8,339,174	$767,802	$495,626	36.9%	$92.07

(1) Expiration of current lease term and does not reflect extension options.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Alternative Strategy Portfolio properties.
(3) Corporate or bond rating from S&P, Fitch or Moody's.
(4) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	37	Third Quarter 2024

MANHATTAN TENANT DIVERSIFICATION Unaudited

(1) Excluding residential tenants.

Supplemental Information	38	Third Quarter 2024

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 6/30/24			3,073,203

Space which became available during the Quarter (3):
Office
	100 Park Avenue	1	10,192	11,044	$97.03
	110 Greene Street	4	8,341	8,359	93.54
	245 Park Avenue	1	37,500	36,387	157.07
	420 Lexington Avenue	6	6,970	10,807	70.94
	485 Lexington Avenue	1	2,266	2,329	60.30
	711 Third Avenue	1	4,446	4,764	76.92
	810 Seventh Avenue	1	15,500	17,320	76.15
	Total/Weighted Average	15	85,215	91,010	$111.65

Retail
	11 Madison Avenue	1	352	275	$94.65
	125 Park Avenue	1	430	430	28.27
	555 West 57th Street	1	70,012	64,926	17.05
	1185 Avenue of the Americas	1	8,327	8,327	307.06
	Total/Weighted Average	4	79,121	73,958	$50.06

	Total Space which became available during the Quarter
	Office	15	85,215	91,010	$111.65
	Retail	4	79,121	73,958	$50.06
		19	164,336	164,968	$84.04

	Total Available Space		3,237,539

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	39	Third Quarter 2024

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				3,237,539

Office
	One Vanderbilt Avenue	1	5.4	6,708	6,454	$258.00	$—	$3.07	5.0
	10 East 53rd Street	1	1.3	6,481	7,830	73.44	73.44	12.38	—
	110 Greene Street	3	4.2	7,200	7,207	89.33	88.32	14.30	2.1
	220 East 42nd Street	1	16.0	12,191	13,222	57.00	—	150.04	12.0
	245 Park Avenue	2	15.0	76,705	76,204	127.00	122.42	175.00	20.0
	280 Park Avenue	1	12.7	24,824	22,931	116.00	116.83	140.00	12.0
	420 Lexington Avenue	5	5.5	5,152	6,799	60.77	65.91	90.07	2.2
	450 Park Avenue	1	16.4	21,580	21,640	148.00	—	170.00	17.0
	461 Fifth Avenue	1	10.6	10,595	11,232	75.00	—	45.19	7.0
	485 Lexington Avenue	2	5.5	7,780	7,993	60.87	—	63.93	6.9
	555 West 57th Street	1	13.3	6,144	7,210	58.00	61.23	150.00	16.0
	800 Third Avenue	5	7.3	25,235	26,592	61.05	68.54	44.80	7.3
	810 Seventh Avenue	1	3.0	7,840	8,760	75.00	—	—	—
	1185 Avenue of the Americas	2	8.4	47,748	49,072	65.80	—	46.80	12.4
	1350 Avenue of the Americas	2	9.8	22,607	21,694	80.89	—	171.38	9.2
	Total/Weighted Average	29	10.9	288,790	294,840	$97.01	$108.38	$109.71	12.3

Retail
	125 Park Avenue	2	13.3	940	1,301	$173.41	$162.20	$19.21	4.0
	461 Fifth Avenue	1	16.0	15,442	13,687	58.45	—	146.12	12.0
	555 West 57th Street	1	2.0	70,012	64,926	17.74	17.05	—	—
	800 Third Avenue	1	10.0	7,100	6,281	87.57	—	51.94	5.0
	Total/Weighted Average	5	5.0	93,494	86,195	$31.64	$19.90	$27.28	2.3

Leased Space
	Office (4)	29	10.9	288,790	294,840	$97.01	$108.38	$109.71	12.3
	Retail	5	5.0	93,494	86,195	$31.64	$19.90	$27.28	2.3
	Total	34	9.6	382,284	381,035	$82.22	$76.16	$91.06	10.1

Total Available Space as of 9/30/24				2,855,255
Early Renewals
Office
	One Vanderbilt Avenue	1	1.2	6,896	7,204	$265.00	$254.24	$—	—
	10 East 53rd Street	2	4.2	9,332	11,204	80.47	81.43	0.15	4.8
	110 Greene Street	1	3.3	3,127	3,127	95.00	95.06	—	3.0
	245 Park Avenue	1	16.7	177,548	175,587	150.00	104.10	194.94	20.0
	420 Lexington Avenue	4	3.6	6,518	10,275	66.96	67.25	3.38	5.8
	711 Third Avenue	1	8.0	30,877	38,050	58.00	70.16	30.00	7.0
	800 Third Avenue	1	4.5	18,357	20,010	54.00	74.16	—	6.0
	810 Seventh Avenue	3	6.5	49,788	55,559	77.64	85.02	48.15	—
	1185 Avenue of the Americas	1	5.5	90,086	98,594	69.18	78.83	40.00	6.0
	1350 Avenue of the Americas	2	2.9	5,289	5,038	73.32	73.96	0.40	—
	Total/Weighted Average	17	10.2	397,818	424,648	$105.79	$91.92	$98.97	10.9

Renewals
	Early Renewals Office	17	10.2	397,818	424,648	$105.79	$91.92	$98.97	10.9
	Early Renewals Retail	—	—	—	—	$0.00	$0.00	—	—
	Total	17	10.2	397,818	424,648	$105.79	$91.92	$98.97	10.9

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $110.32/rsf for 115,640 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $106.76/rsf for 540,288 rentable SF.

Supplemental Information	40	Third Quarter 2024

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
Wholly-Owned and Consolidated JV Properties
3rd Quarter 2024 (4)	8	25,934	25,934	0.3%	$1,430,365	$1,430,365	$55.15	$54.20
4th Quarter 2024	18	289,303	281,929	3.6%	18,502,294	17,762,913	63.95	59.08

Total 2024	26	315,237	307,863	3.9%	$19,932,659	$19,193,278	$63.23	$58.68

2025	75	720,690	710,826	8.9%	$57,545,058	$56,782,788	$79.85	$67.61
2026	66	855,274	834,517	10.6%	57,341,726	55,256,608	67.04	63.37
2027	70	693,596	680,946	8.6%	56,143,827	54,835,605	80.95	65.72
2028	61	661,862	647,414	8.2%	48,947,482	47,435,961	73.95	69.65
2029	57	701,982	686,094	8.7%	47,876,777	46,449,143	68.20	61.71
2030	38	800,609	763,294	9.9%	55,557,525	52,735,066	69.39	66.31
2031	21	338,295	332,071	4.2%	24,810,991	24,234,102	73.34	68.60
2032	19	717,608	702,842	8.9%	44,302,218	43,154,463	61.74	54.66
2033	19	309,033	293,444	3.8%	25,518,645	23,948,732	82.58	75.97
Thereafter	68	1,945,444	1,930,970	24.3%	119,473,737	118,095,565	61.41	54.71
Grand Total	520	8,059,630	7,890,281	100.0%	$557,450,645	$542,121,311	$69.17	$62.27

Unconsolidated JV Properties
3rd Quarter 2024 (4)	2	6,808	3,502	0.1%	$510,576	$256,944	$75.00	$60.48
4th Quarter 2024	4	21,058	11,180	0.1%	1,893,508	1,001,241	89.92	79.84

Total 2024	6	27,866	14,682	0.2%	$2,404,084	$1,258,185	$86.27	$75.11

2025	17	290,412	163,025	2.5%	$28,858,249	$16,084,757	$99.37	$84.67
2026	32	431,998	217,092	3.7%	54,288,099	27,569,363	125.67	111.86
2027	25	322,555	150,591	2.8%	40,174,210	19,191,368	124.55	125.85
2028	24	274,151	155,715	2.3%	32,310,810	18,667,351	117.86	119.78
2029	18	889,552	454,221	7.6%	64,475,485	32,720,513	72.48	81.56
2030	18	376,450	215,582	3.2%	42,504,222	24,350,023	112.91	91.95
2031	21	2,783,989	1,559,796	23.8%	212,201,840	118,374,683	76.22	77.89
2032	14	992,725	510,781	8.5%	89,592,185	46,347,255	90.25	102.62
2033	11	209,823	126,744	1.8%	26,031,979	16,604,266	124.07	127.09
Thereafter	66	5,096,225	2,966,289	43.6%	533,126,326	325,008,374	104.61	114.80
Grand Total	252	11,695,746	6,534,518	100.0%	$1,125,967,489	$646,176,138	$96.27	$101.41

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2024. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to September 30, 2024.

Supplemental Information	41	Third Quarter 2024

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
2033	—	—	—	—%	—	—	—	—
Thereafter	1	22,648	22,648	100.0%	18,457,620	18,457,620	814.98	511.93
	1	22,648	22,648	100.0%	$18,457,620	$18,457,620	$814.98	$511.93
Vacancy (5)		—						$0.00
Grand Total		22,648						$511.93

Other Retail
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	2	14,197	14,197	3.0%	2,504,041	2,504,041	176.38	174.38
2026	4	10,104	10,104	2.1%	1,131,476	1,131,476	111.98	91.11
2027	5	28,822	27,766	6.1%	4,777,754	4,597,885	165.77	103.23
2028	4	11,393	9,526	2.4%	1,961,000	1,674,364	172.12	127.98
2029	4	27,702	27,702	5.9%	2,507,264	2,507,264	90.51	86.47
2030	5	44,135	44,135	9.3%	6,450,497	6,450,497	146.15	109.50
2031	3	7,343	7,343	1.6%	1,154,229	1,154,229	157.19	116.74
2032	7	71,237	71,237	15.1%	6,036,471	6,036,471	84.74	73.43
2033	7	63,848	63,848	13.5%	8,425,619	8,425,619	131.96	115.56
Thereafter	27	194,299	179,826	41.0%	17,457,620	16,079,447	89.85	71.56
	68	473,080	455,684	100.0%	$52,405,971	$50,561,293	$110.78	$89.69
Vacancy (5)		42,713						$98.04
Grand Total		515,793						$90.38

Alternative Strategy Portfolio
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
2033	1	7,944	7,944	100.0%	1,504,752	1,504,752	189.42	394.65
Thereafter	—	—	—	—%	—	—	—	—
	1	7,944	7,944	100.0%	$1,504,752	$1,504,752	$189.42	$394.65
Vacancy (5)		—						$0.00
Grand Total		7,944						$394.65

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2024. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to September 30, 2024.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	Third Quarter 2024

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
2033	—	—	—	—%	—	—	—	—
Thereafter	1	13,092	4,748	100.0%	2,799,996	1,015,559	213.87	160.40
	1	13,092	4,748	100.0%	$2,799,996	$1,015,559	$213.87	$160.40
Vacancy (5)		—						$0.00
Grand Total		13,092						$160.40

Other Retail
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	—	—	—	—%	—	—	—	—
2026	3	20,560	11,166	5.1%	10,607,019	5,959,229	515.91	346.81
2027	3	19,225	10,145	4.8%	11,491,956	6,480,028	597.76	460.98
2028	3	22,872	12,064	5.7%	3,388,165	1,843,518	148.14	160.14
2029	4	61,472	31,449	15.4%	6,310,267	2,971,566	102.65	83.38
2030	2	11,970	6,811	3.0%	6,927,611	3,941,811	578.75	304.49
2031	4	13,215	6,905	3.3%	1,532,159	845,292	115.94	99.57
2032	2	18,864	9,499	4.7%	1,303,659	657,900	69.11	114.93
2033	2	4,721	2,429	1.2%	571,900	293,155	121.14	148.09
Thereafter	15	227,040	132,835	56.8%	13,028,684	8,121,432	57.38	65.49
	38	399,939	223,303	100.0%	$55,161,420	$31,113,931	$137.92	$118.71
Vacancy (5)		40,935						$185.33
Grand Total		440,874						$124.90

Alternative Strategy Portfolio
2024 (4)	2	17,758	5,518	10.6%	$1,979,574	$616,664	$111.48	$148.83
2025	—	—	—	—%	—	—	—	—
2026	3	17,869	6,381	10.6%	7,730,567	3,176,104	432.62	261.69
2027	1	1,685	420	1.0%	445,771	111,220	264.55	175.00
2028	1	1,819	454	1.1%	208,176	51,940	114.45	99.91
2029	2	1,425	937	0.8%	613,621	508,937	430.61	370.00
2030	—	—	—	—%	—	—	—	—
2031	2	23,536	21,077	14.0%	7,358,974	6,856,521	312.67	290.32
2032	—	—	—	—%	—	—	—	—
2033	1	16,343	15,526	9.7%	2,003,864	1,903,671	122.61	122.38
Thereafter	4	87,456	41,785	52.2%	45,792,607	22,432,416	523.61	459.16
	16	167,891	92,098	100.0%	$66,133,154	$35,657,473	$393.91	$341.37
Vacancy (5)		112,390						$366.93
Grand Total		280,281						$351.62

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2024. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to September 30, 2024.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	43	Third Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2024
2001 - 2024 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	89.5
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	92.9
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	10.3
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	77.0
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	N/A
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	N/A
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	77.0
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	89.2
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	78.8
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	93.1
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	100.0
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	87.9
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	98.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	91.3
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.1
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	63.3
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	43.9
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	91.3
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	73.1
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	89.3
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	79.0
					42,078,916	$26,258,062

Supplemental Information	44	Third Quarter 2024

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2024 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
					29,695,158	$21,313,825	$718

Supplemental Information	45	Third Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2024
2005 - 2023 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	N/A
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	12.6
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	N/A
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	N/A
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	100.0
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,131,735	1,096,714	22.5	23.3
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	620,245	N/A	N/A
						15,440,688	$9,279,014
2024 Acquisitions
Jan-24	2 Herald Square	Redevelopment	Herald Square	44.0%	Leasehold Interest	369,000	$120,000	43.9	43.9
Mar-24	719 Seventh Avenue	Retail	Times Square	25.0	Fee Interest	10,040	76,500	—	N/A
						379,040	$196,500

Supplemental Information	46	Third Quarter 2024

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2023 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,499	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	14,000	1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,575	3,105
						12,138,700	$9,921,297	$817
2024 Dispositions
Jan-24	717 Fifth Avenue	Retail	Midtown / Plaza District	10.9%	Fee Interest	119,550	$963,000	$8,055
May-24	625 Madison Avenue	Redevelopment	Plaza District	90.4	Fee Interest	563,000	634,600	1,127
Jun-24	719 Seventh Avenue	Retail	Times Square	100.0	Fee Interest	10,040	30,500	3,038
						692,590	$1,628,100	$2,351

Supplemental Information	47	Third Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2024
2007 - 2024 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	72.3
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plaza	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2023 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	10,000.0%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,099		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
					7,433,341	$1,786,133		$240

2024 Dispositions
Jul-24	Palisades Premier Conference Center	Orangetown, New York	100.0	Fee Interest	450,000	$26,250		$58
					450,000	$26,250		$58

Supplemental Information	48	Third Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Supplemental Information	49	Third Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds From Operations (FFO) Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023

Net loss attributable to SL Green common stockholders	$(13,279)	$(23,967)	$(2,298)	$(423,892)
Add:
Depreciation and amortization	53,176	50,642	154,007	198,760
Joint venture depreciation and noncontrolling interest adjustments	71,539	76,539	218,035	211,222
Net loss attributable to noncontrolling interests	(1,899)	(3,368)	(4,316)	(31,952)
Less:
Equity in net gain (loss) on sale of interest in unconsolidated joint venture/real estate	371	—	19,006	(79)
Purchase price and other fair value adjustments	21,937	10,200	(33,765)	(6,813)
Gain (loss) on sale of real estate, net	7,471	516	4,730	(27,813)
Depreciable real estate reserves	—	389	(65,839)	(305,527)
Depreciation on non-rental real estate assets	1,204	1,002	3,357	2,722
FFO attributable to SL Green common stockholders and unit holders	$78,554	$87,739	$437,939	$291,648

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023

Net (loss) income	$(9,264)	$1,959	$18,389	$(160,058)	$(21,694)
Depreciable real estate reserves	—	13,721	52,118	76,847	(389)
(Gain) loss on sale of real estate	(7,471)	2,741	—	4,557	(516)
Purchase price and other fair value adjustments	(12,906)	(1,265)	50,492	10,273	(10,183)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(371)	8,129	(26,764)	13,289	—
Depreciation and amortization	53,176	52,247	48,584	49,050	50,642
Income taxes	1,406	1,230	606	737	(544)
SUMMIT Operator tax expense	(1,779)	1,855	(1,295)	2,320	3,735
Amortization of deferred financing costs	1,669	1,677	1,539	1,510	2,152
Interest expense, net of interest income	42,091	35,803	31,173	27,400	27,440
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	143,797	147,288	151,036	151,577	153,417
EBITDAre	$210,348	$265,385	$325,878	$177,502	$204,060

Supplemental Information	50	Third Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended		Nine Months Ended
Operating income and Same-store NOI Reconciliation	September 30,		September 30,
	2024	2023	2024	2023

Net (loss) income	$(9,264)	$(21,694)	$11,084	$(439,279)

Depreciable real estate reserves	—	(389)	65,839	305,527
(Gain) loss on sale of real estate, net	(7,471)	(516)	(4,730)	27,813
Purchase price and other fair value adjustments	(12,906)	(10,183)	36,321	6,987
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(371)	—	(19,006)	79
Depreciation and amortization	53,176	50,642	154,007	198,760
SUMMIT Operator tax expense	(1,779)	3,735	(1,219)	6,881
Amortization of deferred financing costs	1,669	2,152	4,885	6,327
Interest expense, net of interest income	42,091	27,440	109,067	109,714
Interest expense on senior obligations of consolidated securitization vehicles	3,330	—	3,330	—
Operating income	68,475	51,187	359,578	222,809

Equity in net loss (income) from unconsolidated joint ventures	15,428	15,126	(100,057)	44,470
Marketing, general and administrative expense	21,015	22,873	62,360	69,132
Transaction related costs	171	166	263	1,083
Loan loss and other investment reserves, net of recoveries	—	—	—	6,890
SUMMIT Operator expenses	37,901	32,801	82,947	76,324
Gain on early extinguishment of debt	—	—	(17,777)	—
Investment income	(5,344)	(9,689)	(18,938)	(27,849)
Interest income from real estate loans held by consolidated securitization vehicles	(4,771)	—	(4,771)	—
SUMMIT Operator revenue	(36,437)	(35,069)	(94,643)	(83,020)
Non-building revenue	(17,414)	(4,616)	(48,177)	(32,533)
Net operating income (NOI)	79,024	72,779	220,785	277,306

Equity in net (loss) income from unconsolidated joint ventures	(15,428)	(15,126)	100,057	(44,470)
SLG share of unconsolidated JV depreciation and amortization	67,954	71,248	208,052	196,752
SLG share of unconsolidated JV amortization of deferred financing costs	2,413	2,926	7,875	9,129
SLG share of unconsolidated JV interest expense, net of interest income	67,670	73,470	209,753	199,205
SLG share of unconsolidated JV gain on early extinguishment of debt	—	—	(172,369)	—
SLG share of unconsolidated JV investment income	(4,745)	(321)	(6,465)	(951)
SLG share of unconsolidated JV non-building revenue	(776)	(10,099)	(2,899)	(14,443)
NOI including SLG share of unconsolidated JVs	196,112	194,877	564,789	622,528

NOI from other properties/affiliates	(27,865)	(25,606)	(81,356)	(118,563)
Same-Store NOI	168,247	169,271	483,433	503,965

Straight-line and free rent	674	(1,923)	(487)	(10,805)
Amortization of acquired above and below-market leases, net	834	140	1,748	472
Operating lease straight-line adjustment	204	204	611	611
SLG share of unconsolidated JV straight-line and free rent	(2,219)	(2,808)	(5,434)	(17,807)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(4,409)	(4,318)	(13,225)	(12,754)
SLG share of unconsolidated JV operating lease straight-line adjustment	—	—	—	—
Same-store cash NOI	$163,331	$160,566	$466,646	$463,682

Lease termination income	(1,369)	(2,200)	(3,601)	(2,952)
SLG share of unconsolidated JV lease termination income	(223)	(1,148)	(3,566)	(1,882)
Same-store cash NOI excluding lease termination income	$161,739	$157,218	$459,479	$458,848

Supplemental Information	51	Third Quarter 2024

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Jeff Spector	(646) 855-1363	jeff.spector@bofa.com
Barclays	Brendan Lynch	(212) 526-9428	brendan.lynch@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	JohnP.Kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Griffin	(212) 816-5871	michael.a.griffin@citi.com
Deutsche Bank	Omotayo Okusanya	(212) 250-9284	omotayo.okusanya@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Peter Abramowitz	(212) 336-7241	pabramowitz@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	52	Third Quarter 2024

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman, Chief Executive Officer and	Executive Vice President, General
Interim President	Counsel - Real Property

Matthew J. DiLiberto	Maggie Hui
Chief Financial Officer	Chief Accounting Officer

Andrew S. Levine	Harrison Sitomer
Chief Legal Officer - General Counsel, EVP	Chief Investment Officer

Steven M. Durels	Robert Schiffer
Executive Vice President, Director of	Executive Vice President, Development
Leasing and Real Property
Brett Herschenfeld
Edward V. Piccinich	Executive Vice President, Retail and Opportunistic
Chief Operating Officer	Investment

Supplemental Information	53	Third Quarter 2024